EXHIBIT 99.2

April 14, 2011

DNG LLC
1985 Cedar Bridge Avenue
Lakewood, NJ 08701

Re: Sale of Consolidated Note dated February 27, 2009 in the original principal amount of $12,075,000 from various entities controlled by David Lichtenstein to Presidential Realty Corporation (the “Note”), which Note is secured by ownership interests in various entities owning 18 apartment properties in Virginia and North Carolina (the “Properties”)

Gentlemen:

Reference is hereby made to that certain Note (as defined above) pursuant to which the various entities listed on Exhibit A-1 (collectively the “Borrower”) are indebted to Presidential Realty Corporation (the “Seller”).

DNG LLC, a limited liability company organized under the laws of the State of Delaware (“Purchaser”) desires to purchase from Seller, and Seller desires to sell to Purchaser, all of Seller’s right, title and interest in and to the Note and the related documents listed on Exhibit A-2 (collectively the “Loan Documents”) evidencing the loan (the “Loan”).  The sale, transfer and conveyance of the Loan Documents shall be effectuated by the Transfer Documents (as defined in paragraph (2) (b) hereof).

To induce Purchaser to purchase the Loan Documents and to pay Seller Five Million Five Hundred Thousand Dollars ($5,500,000) (the “Purchase Price”) as consideration therefore, Seller and Purchaser hereby agree as follows:

1. Representations and Warranties.

(a) Seller represents and warrants to Purchaser as follows:

i. True, correct and complete copies of all of the Loan Documents (including all amendments and modifications thereto) have been delivered by Seller to Purchaser and are listed on Exhibit A-2.  The terms of the Loan Documents have not been waived, altered or modified in any respect, except as specifically set forth in the Loan Documents.

ii. Originals or copies of all of the documents listed on Exhibit A-2 have been delivered by Seller to Purchaser in the form in which they were delivered to Seller at the closing of the Loan.

iii. To the best of Seller’s knowledge, there do not exist any Defaults under the Loan Documents.

iv          The proceeds of the Note have been fully disbursed, and there is no requirement or obligation to make any future advances thereunder.

v          As of the date hereof, the outstanding principal balance of the Loan is $12,075,000 and at March 31, 2011 there was accrued and deferred interest in the amount of $2,221,000.

vi         Seller is the sole legal and beneficial owner of the Loan Documents, owns free and clear title to the Loan Documents, and the Loan Documents have not been, pledged, nor assigned, by Seller to another party and are not otherwise encumbered by Seller.

vii         Seller has not previously assigned, sold, participated or otherwise transferred all or any part of its interest in the Note or Loan Documents nor has Seller entered into any agreement to assign, sell, transfer or participate all or any part of its interest in the Loan.

viii        Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.  Seller has the full right, power and authority to execute, deliver and perform its obligations under this letter agreement and the Transfer Documents (as hereafter defined).  Seller has duly authorized the execution, delivery and performance of this letter agreement and the Transfer Documents, has duly executed and delivered this letter agreement, and this letter agreement and the Transfer Documents, assuming due authorization, execution and delivery by Purchaser, constitute a legal, valid and binding obligation of Seller, enforceable against it in accordance with its terms.

ix          Neither Seller nor any of its affiliates has dealt or negotiated with, or engaged on its own behalf or for its benefit, any person or entity as an agent, broker, dealer or otherwise who is entitled to a commission or fee in connection with the purchase of the Loan by Purchaser except for Abood Wood-Fay Realty d/b/a Colliers International South Florida and EAV Realty Corp (the “Brokers”), whose commission will be paid by Seller.

x           Seller has not received any distributions from the operating accounts of the F&W II Properties since February 1, 2009 other than a total of $126,492, which constituted the repayment of a loan in that amount made by Lightstone Real Estate Partners LP and David Lichtenstein to the F&W II fee owners, which loan was assigned to Seller.

xi           Seller is not the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding pursuant to Title 11, United States Code, or any similar state or federal law, and has not filed an answer or otherwise admitted in writing insolvency or inability to pay its debts or made an assignment for the benefit of creditors nor consented to any appointment of a receiver or trustee of all or part of its property.  Seller is not entering into this Agreement or undertaking any of the arrangements or transactions contemplated hereby with actual intent to delay, hinder or defraud either present or future creditors.  Seller further represents and warrants that as of the date hereof, at a fair valuation, the sum of its debts is not greater than the present fair value of its assets.

xii           Seller is not the subject of any judgment in excess of $250,000 which is unsatisfied of record or docketed in any court of any state in which any of the Properties is located or in any other court located in the United States, other than any judgment which is bonded or covered by insurance.

xiii           Other than tenant leases made in the ordinary course of business, Seller is not aware of any unrecorded mortgages, unrecorded security interests, unrecorded liens, unrecorded assessments, unrecorded claims or unrecorded encumbrances with respect to the Properties.

xiv           To the best of Seller’s knowledge, the Properties comply with all local, state and. federal environmental laws and it is unaware of the existence on, in, about or under the Properties of Hazardous Material (as hereinafter defined).  As used in this Agreement, “Hazardous Material” means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Properties or their use including, but not limited to, any material, substance or waste which is:  (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. §1317), as amended; (b) defined as a hazardous waste under Section 1004 of the Resource Conservation and Recovery Act (42 U.S.C. §6901 et. seq.), as amended; or (c) defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. §9601 et. seq.), as amended.  Seller has no knowledge of any release or threatened release of any Hazardous Material, pollutant or contaminant on the Properties; other than the existence of asbestos at the Properties.  Seller has no knowledge of the existence of any Hazardous Material located on the Properties; and Seller has not generated, stored, handled, used or disposed of any Hazardous Material on the Properties;  Seller has not received any oral or written notice of any environmental, nuisance or injury claims against it from any governmental or private entity relating in any way to the use of the Properties; and to the best of Seller’s knowledge it has complied with all environmental laws and regulations applicable to the Properties.

xv           Seller has not received written notice of, nor is there, any pending or, to the best of its knowledge, threatened, material investigation, litigation or administrative proceeding involving it or the Properties or the ownership, leasing, operation, management, use or maintenance thereof.

xvi           As of the date hereof, Seller has not received (and has no actual knowledge of) any notice or request from any insurance company or Board of Fire Underwriters (or organization, exercising functions similar thereto) requesting the performance of any material work or alteration in respect of the Properties.

xvii           Seller agrees that it has no interest in any escrows or replacement reserve accounts held by New York Community Bank or the managing agent for the Properties or otherwise related to the Properties.

(b) Purchaser represents and warrants to Seller as follows:

i. Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.  Purchaser has the full right, power and authority to execute, deliver and perform its obligations under this letter agreement.  Purchaser has duly authorized the execution, delivery and performance of this letter agreement, has duly executed and delivered this letter agreement, and this letter agreement, assuming due authorization, execution and delivery by Seller, constitutes a legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

ii. Purchaser and its members are sophisticated investors who have such knowledge and experience in financial and business matters as to be able to evaluate the merits and risks of the acquisition of the Loan, and have concluded that they are able to bear those risks and the economic risk of loss of their investment.  Prior to purchasing the Loan, Purchaser will have satisfied itself that it has had the opportunity to ask such questions of representatives of Seller and receive answers thereto concerning the Loan, the Loan Documents and the Properties and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to it or to which it had access, and Purchaser will consult with its own accountants, lawyers and financial advisors to the extent it deems necessary and will make its own independent assessment of the merits and risks of an investment in the Loan.  Nothing contained herein is intended to modify or terminate the representations given by Seller pursuant to paragraph 1(a) of this letter agreement.

iii. Neither Purchaser nor any of its affiliates has dealt or negotiated with, or engaged on its own behalf or for its benefit, any person or entity as an agent, broker, dealer or otherwise who is entitled to a commission or fee in connection with the purchase of the Loan by Purchaser other than the Brokers referral to Paragraph 1(a)(ix).

iv. No proceedings relating to any merger, liquidation, dissolution or bankruptcy of the Purchaser are pending or contemplated.

v. Purchaser is not the subject of or a party to any completed or pending bankruptcy, reorganization or insolvency proceeding pursuant to Title 11, United States Code, or any similar state or federal law, and has not filed an answer or otherwise admitted in writing insolvency or inability to pay its debts or made an assignment for the benefit of creditors nor consented to any appointment of a receiver or trustee of all or part of its property.  Purchaser is not entering into this Agreement or undertaking any of the arrangements or transactions contemplated hereby with actual intent to delay, hinder or defraud either present or future creditors.  Purchaser further represents and warrants that as of the date hereof, at a fair valuation, the sum of its debts is not greater than the present fair value of its assets.

vi. Other than tenant leases made in the ordinary course of business, Purchaser is not aware of any unrecorded mortgages, unrecorded security interests, unrecorded liens, unrecorded assessments, unrecorded claims or unrecorded encumbrances with respect to the Properties.

vii. To the best of Purchaser’s knowledge, the Properties comply with all local, state and. federal environmental laws and it is unaware of the existence on, in, about or under the Properties of Hazardous Material (as hereinafter defined).  As used in this Agreement, “Hazardous Material” means any hazardous or toxic material, substance or waste which is defined by those or similar terms or is regulated as such under any statute, law, ordinance, rule or regulation of any local, state or federal authority having jurisdiction over the Properties or their use including, but not limited to, any material, substance or waste which is:  (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. §1317), as amended; (b) defined as a hazardous waste under Section 1004 of the Resource Conservation and Recovery Act (42 U.S.C. §6901 et. seq.), as amended; or (c) defined as a hazardous waste substance under Section 101 of the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. §9601 et. seq.), as amended.  Purchaser has no knowledge of any release or threatened release of any Hazardous Material, pollutant or contaminant on the Properties; other than the existence of asbestos at the Properties.  Purchaser has no knowledge of the existence of any Hazardous Material located on the Properties; and Purchaser has not generated, stored, handled, used or disposed of any Hazardous Material on the Properties;  Purchaser has not received any oral or written notice of any environmental, nuisance or injury claims against it from any governmental or private entity relating in any way to the use of the Properties; and to the best of Purchaser’s knowledge it has complied with all environmental laws and regulations applicable to the Properties.

viii. Purchaser has not received written notice of, nor is there, any pending or, to the best of its knowledge, threatened, material investigation, litigation or administrative proceeding involving it or the Properties or the ownership, leasing, operation, management, use or maintenance thereof.

ix. As of the date hereof, Purchaser has not received (and has no actual knowledge of) any notice or request from any insurance company or Board of Fire Underwriters (or organization, exercising functions similar thereto) requesting the performance of any material work or alteration in respect of the Properties.

(c) Except as set forth in Section 4(b), all representations and warranties made by the parties in the foregoing subsections (a) and (b) shall survive the closing of this transaction for a period of only one year, except that the representations and warranties made by Seller in subsection (a) (i) through (v) and (xiii) through (xvi), and the representations and warranties made by Purchaser in subsection (b) (vi) through (ix), shall survive the closing for a period of only one month (the “Survival Period”).  All representations and warranties shall be deemed made only as of the date hereof.

2. Closing.

On the date hereof:

(a) Purchaser shall:

i. pay the Purchase Price to Seller by wire transfer of immediately available funds to an account specified by Seller; and

ii. execute and deliver to Seller an assignment and assumption of the Loan in the form attached hereto as Exhibit B (the “Loan Assignment and Assumption”).

(b) Seller shall:

i. deliver to Purchaser, the executed original Note, attached to which shall be an executed allonge in the form attached hereto as Exhibit C (the “Allonge”);

ii. execute and deliver to Purchaser the Loan Assignment and Assumption in the form attached hereto as Exhibit B;

iii. deliver to Purchaser an assignment of the Uniform Commercial Code Financing Statements related to the Pledge Agreements in proper form for filing in the Office of the Secretary of State of New York (the “UCC Assignments”).  The Allonge, the Loan Assignment and Assumption Agreement and the UCC Assignments are collectively referred to herein as the “Transfer Documents”;

iv. execute and deliver to Purchaser a notice to the Borrower and Guarantor in the form attached hereto as Exhibit D; and

v. deliver to Purchaser the original executed Loan Documents described on Exhibit A-2 attached hereto;

3.         F&W Operating Accounts

(a)  Seller and Purchaser agree that at closing there will be at least $800,000 in the operating account maintained by the managing agent for the nine properties comprising the F&W II Properties. These funds can not be utilized for payment of interest or principal on the Loan until all deferred distributions on the Preferred Equity are paid.

(b)  Seller represents that it has not withdrawn any funds from the F&W I operating account since March 4, 2011 and as of April 1, 2011 there was $71,617 in such account.  Seller agrees that it will not withdraw any funds in the F&W II operating account.

4.         NYCB Loans.

(a)        Buyer understands that the existence of the Loan may constitute a default under the first mortgage loans held by New York Community Bank and secured by the Properties (the “NYCB Loans”) and neither party will have any liability to the other party resulting from any such default except as set forth in subparagraph 4 (b) below.

(b)        Seller and David Lichtenstein have made certain agreements with respect to $750,000 deposited in a money market account with New York Community Bank (the “$750,000 Deposit”) as set forth in Section 5.01 of a certain Settlement Agreement dated February 27, 2009 among Buyer, David Lichtenstein and other entities affiliated with David Lichtenstein.  A copy of such Section 5.01 is attached hereto as Exhibit E.  Buyer agrees to assume Seller’s obligations under Section 5.01 of the Settlement Agreement and to indemnify Seller from any liability to Lichtenstein under said Section 5.01.  Buyer’s obligations under this Section 4 shall survive closing without time limitations.

5.         This letter agreement and the respective rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each of the parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of relating to this letter agreement.

6. This letter agreement (a) shall not be modified, canceled or terminated except by an instrument in writing signed by the parties hereto and (b) may be signed in counterparts.

7.     The letter agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8. All notices required hereunder shall be in writing and personally delivered or sent by facsimile transmission, reputable overnight delivery service or certified United States mail, postage prepaid, and addressed to the respective parties at their addresses set forth below, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid:

If to Seller:

Presidential Realty Corporation
180 South Broadway – 4th Floor
White Plains, NY  10605
Attention:          Jeffrey F. Joseph
Facsimile:         914-948-1327

with a copy to:

Cuddy & Feder
445 Hamilton Avenue - 14th FL
White Plains, New York 10601
Attention:          Michael Katz, Esq.
Facsimile:         914-761-5372

If to Purchaser:

DNG LLC
1985 Cedar Bridge Avenue
Lakewood, NJ 08701
Attention:
Telecopier:

with a copy to:

Joseph Teichman, Esq.
1985 Cedar Bridge Avenue
Lakewood, NJ 08701

All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth day following the date of mailing.

9. Each of Seller and Purchaser covenants for itself and its affiliates that it shall maintain in strict confidence the terms of this Agreement and the overall transaction and it will not disclose such terms to any third party nor shall it issue any press release or public statement with respect to this Agreement or the transactions contemplated by this Agreement without the prior consent of the other party, or except as required by law or recommended by Seller’s attorneys.  Seller has advised Purchaser that it will be required to make a public disclosure concerning this transaction and agrees that it will consult with Purchaser as to the contents of such disclosure, provided however that Seller shall have the right in its absolute discretion to determine the content of any public disclosure relating to this transaction.

10.  Except as set forth in paragraph 1(a), the Loan is being sold in an “AS IS” condition on a “WHERE IS” basis and “WITH ALL FAULTS” as of the date hereof.  Subject to the terms of this letter agreement and the Transfer Documents, and except as specifically set forth in this Agreement, Seller makes no other warranties or representations of any type, kind, character or nature, whether expressed or implied, statutory or otherwise (the warranties provided for in the applicable Uniform Commercial Code being specifically negated), in fact or in law, or any warranties of merchantability or fitness for a particular purpose with respect to any term or condition of the Note, any other Loan Documents, the Properties or with respect to any of the security for the Loan.  Without in any way limiting the generality of the foregoing, but subject to the representations and warranties of Seller expressly set forth above in paragraph 1(a), Seller has not made, does not make or undertake, and expressly disclaims any other representation, warranty or obligation, expressed or implied, as to any characteristic or other matter affecting or related to the security for the Loan or the Properties. In no event shall Purchaser or Seller be entitled to receive punitive, consequential, exemplary or special damages in connection with any claim relating to this agreement or the Loan.

11.  In consider of the execution and delivery of this agreement and for other good and valuable consideration, the receipt of which is hereby acknowledged (i) Seller has executed and delivered a release to David Lichtenstein and the 18 limited liability companies owning the Properties, which release is being held in escrow pursuant to an Escrow Agreement with Cuddy & Feder, and (ii) Purchaser has obtained and delivered to Seller a release of Seller from David Lichtenstein and the 18 limited liability companies owning the Properties.

12.  Seller and Purchaser each agree to execute and deliver such other instruments as may be reasonably requested from time to time by the other party to effect and confirm the transactions described in and contemplated hereby.

Kindly sign where indicated below to acknowledge your receipt of this letter and your agreement to the terms, provisions, covenants and conditions set forth herein.

Very truly yours,

PRESIDENTIAL REALTY COPORATION

By:	/s/ Jeffrey F. Joseph
Name: Jeffrey F. Joseph
Title: President

ACCEPTED AND AGREED TO:

DNG LLC

By:  /s/ Joseph Teichman
Name:  Joseph Teichman, Vice President